UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 18, 2007 (April 13, 2007)

BEASLEY BROADCAST GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-29253	65-0960915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Riviera Drive, Suite 200, Naples, Florida 34103

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (239) 263-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 13, 2007, Beasley Mezzanine Holdings, LLC, a wholly-owned subsidiary of Beasley Broadcast Group, Inc. (the “Company”), entered into the Fifth Amendment to Credit Agreement dated February 27, 2004 by, between and among Beasley Mezzanine Holdings, LLC, Bank of Montreal, Chicago Branch, as Administrative Agent and the Lenders party thereto (as amended by the First Amendment to Credit Agreement, dated June 18, 2004, the Second Amendment to Credit Agreement dated June 27, 2005, the Third Amendment to Credit Agreement dated January 30, 2006, and the Fourth Amendment to Credit Agreement dated February 1, 2007, the “Credit Agreement”). The Fifth Amendment:

•	reduces the interest rate on borrowings under the facility by 25 basis points;

•

extends the terms and maturities of the Term Loan and Revolving Loan commitments from June 30, 2013 to June 30, 2015 and adjusts the amortization schedule of the Term Loan to take such extension of maturity into account;

•

increases the aggregate amount of Term Loan Commitments by $28.1 million to $128.1 million, which increased amount shall be used to repay the outstanding Revolving Loans, but not reduce the Revolving Loan Commitments;

•	decreases the aggregate amount of the Revolving Loan Commitments by $17.2 million to $102.1 million;

•	increases the maximum amount of Incremental Facility by $15.0 million to $90.0 million; and

•	replaces The Bank of New York with Wells Fargo, National Association as the Syndication Agent and replaces Wells Fargo, National Association with BNP Paribas as a Co-Documentation Agent.

The description of the Fifth Amendment is subject in all respects to the actual provisions of the Fifth Amendment, a copy of which is filed with this Form 8-K as Exhibit 10.1. For additional information about the Credit Agreement, see Exhibit 10.8 to the Company’s Form 10-K Annual Report for the period ended December 31, 2003, filed with the Securities and Exchange Commission on March 12, 2004, Exhibit 10.2 to the Company’s Form 10-Q Quarterly Report for the period ended June 30, 2004, filed with the Securities and Exchange Commission on August 5, 2004, Exhibit 10.1 to the Company’s Form 8-K Current Report filed with the Securities and Exchange Commission on June 30, 2005 and Exhibit 10.11 to the Company’s Form 10-K Annual Report for the period Ending December 31, 2005, filed with the Securities and Exchange Commission on March 8, 2006.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

10.1 Fifth Amendment to Credit Agreement dated February 27, 2004 by, between and among Beasley Mezzanine Holdings, LLC, Bank of Montreal, Chicago Branch, as administrative agent for Lenders, and the Lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEASLEY BROADCAST GROUP, INC.

Date: April 18, 2007	By:	/s/ Caroline Beasley
Caroline Beasley
Vice President, Chief Financial Officer, Secretary and Treasurer